Exhibit 4.8.67 -Design Drawings -Room Parameters

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
	1st Floor
11-F-1-01	Foyer, Lobby							11	4
11-F-1-02	Stair
11-F-1-03	Lady’s Room							3
11-F-1-04	Gentlemen’s Room							3
11-F-1-05	Ante-Room							3
11-F-1-06	Steam Decompression							2
11-F-1-07	Control Room							1	1					2
11-F-1-08	Purifying Water, Injection Water							18							18	18
11-F-1-09	Stair
11-F-1-10	Chilled Water, Circulating Water, Compressed Air							12							12	12
11-F-1-11	Emergency Door							1							1	1
11-F-1-12	Gas Cylinder Room	12	4.9	58.8		200	588	4							3	4
11-F-1-13	Central Control Room	4.4	3.8	16.72		150	125.4	3	1					6	4	4
11-F-1-14	Changing Shoes	6.2	3.5	21.7		150	162.8	1	1						2	2
11-F-1-15	Changing Clothes	12	3.5	42		150	315	3	2						4	5
11-F-1-16	Changing Clothes	11	4.2	46.2		150	346.5	4	2						4	6
11-F-1-17	Changing Clothes	4.6	3.5	16.1		150	120.8	1	1					1	1	2
11-F-1-18	Changing Clothes	4.6	4.2	19.32		150	144.9	1	1					1	1	2
11-F-1-19		4.3	2	8.6		150	64.5		1						1	1
11-D-1-20	People Air Brake	2.6	1.8	4.68		200	46.8		1					1	1	1

SUNTEC	1 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
11-C-1-21	People Air Brake	2.7	1.8	4.86		200	48.6		1					1	1	1
11-C-1-22	Work Clothes Storage in Clean Area	6	3	18		200	180	1	1					3	2	2
11-C-1-23	Exit Air Brake	1.7	1.5	2.55		200	25.5		1						1	1
11-D-1-24	Exit Air Brake	1.7	1.5	2.55		200	25.5		1						1	1
11-D-1-25	Work Clothes Cleaning in Clean Area	6	5	30		200	300	4	2					7	6	6
11-E-1-26	Hygiene Instruments Cleaning	2	1.8	3.6		150	27	1							1	1
11-E-1-27	Hygiene Instruments Storage	2	2	4		150	30	1							1	1
11-E-1-28	Work Clothes Cleaning in General Area	6.5	2.7	17.55		150	131.6	2						6	2	2
11-E-1-29	Maintenance Room	8.2	2.7	22.14		150	166.1	3							3	3

10-E-1-01	Liquid Nitrogen	2.7	1.9	5.13		150	38.48	1							1	1
10-E-1-02	Seed Bank	2.7	2.2	5.94		150	44.55	1							1	1
10-F-1-03	Normal Temperature Storehouse	28	21	588		200	5880	36	12						48	48
10-D-1-04	People Air Brake	2.6	1.7	4.42		200	44.2	1						1	1	1
10-D-1-05	Material Purifying	3.6	2.2	7.92		200	79.2	1						1	1	1
10-C-1-06	People Air Brake	4	1.7	6.8		200	68	1						1	1	1
10-C-1-07	Weighting & Sampling Room	4	3.4	13.6		300	204			1	1			3	2	2
10-F-1-08	Original Solution Bank	7.6	3.7	28.12		200	281.2			1	1			10	2	2
10-F-1-09	Refrigerator for Special Packing Products	12	7.6	91.2
10-F-1-10	Refrigerator for Raw Materials	7.6	4.3	32.68
10-F-1-11	Buffering	7.6	2.8	21.28		150	159.6	1	1						2	2

SUNTEC	2 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
10-F-1-12	Warehouse Management	7.6	3.5	26.6		150	199.5	1	1					4	2	2
10-F-1-13	Relay	11	5.9	64.9		150	486.8			4	2				6	6
10-F-1-14	Outer Packing Removal Area	5.9	3.2	18.88		150	141.6	1	1						2	2
10-F-1-15	Buffering	2	1.8	3.6		150	27	1							1	1
10-F-1-16	Hygiene Instruments	2	1.7	3.4		150	25.5
10-F-1-17	Bathroom	2	1.9	3.8		150	28.5
10-F-1-18	Dangerous Cargo Warehouse	5.6	5.9	33.04		200	330.4	4	4						4	4
10-F-1-19	No.1 Stair
10-F-1-20		2.5	2.5	6.25
10-F-1-23	Shipping Area	10	8.5	85		150	637.5	8						3	8	8
10-F-1-24	Buffering	3.7	2.9	10.73		150	80.48	1							1	1
10-F-1-25	Refrigerator	4.8	3.7	17.76
10-F-1-26	Auxiliary Machine	3.7	2	7.4		150	55.5	1							1	1
10-F-1-27	Refrigerator for Finished Products	10	6.8	68
10-F-1-28	Refrigerator for Finished Products	9.5	9.2	87.4
10-F-1-29	Outer Packing	9.5	9	85.5		300	1283			10	5			8	15	15
10-F-1-30	Coding Room	7.9	4	31.6		200	316			2	1			4	3	4

9-D-1-01	Material Air Brake	2.4	1.9	4.56		200	45.6		1						1	1
9-C-1-02	Material Air Brake	2.5	1.9	4.75		200	47.5		1						1	1
9-D-1-03	People Air Brake	2.4	1.8	4.32		200	43.2		1					1	1	1

SUNTEC	3 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
9-C-1-04	People Air Brake	2.4	1.8	4.32		200	43.2		1					1	1	1
9-B-1-05	Material Air Brake	2.4	1.8	4.32		200	43.2		1						1	1
9-B-1-06	People Air Brake	2.7	2.1	5.67		200	56.7		1					1	1	1
9-B-1-07	Storage	2.8	2.6	7.28		200	72.8		1					1	1	1
9-B-1-08	Solution Dosing	3.7	3	11.1		300	166.5			1	1				2	2
9-B-1-09	Exit Air Brake	2.4	1.8	4.32		200	43.2		1						1	1
9-C-1-10	Exit Air Brake	2.4	1.8	4.32		200	43.2		1						1	1
9-D-1-11	Exit Air Brake	2.4	1.8	4.32		200	43.2		1						1	1
9-B-1-12	Filling and Capping of Vials	7.9	5	39.5		300	592.5			6	2			3	8	8
9-B-1-13	Exit Air Brake	1.9	1.6	3.04		200	30.4		1						1	1
9-C-1-14	Exit Air Brake	1.6	1.6	2.56		200	25.6		1						1	1
9-D-1-15	Walkway
9-D-1-16	Air Brake	1.9	1.7	3.23		200	32.3		1						1	1
9-E-1-17	Light Testing, Labeling	10	4	40		300	600	6	2					6	8	8
9-D-1-17	Air Brake	2.4	1.8	4.32		200	43.2		1						1	1
9-C-1-18	Cleaning and Sterilization of Vials	6.2	5.4	33.48		300	502.2					4	2	4	6	6
9-C-1-19	People Air Brake	2.7	1.8	4.86		200	48.6		1					1	1	1
9-C-1-20	Material Air Brake	2.7	1.8	4.86		200	48.6		1						1	1
9-C-1-21	Cleaning Tools Storage	5.1	2.7	13.77		200	137.7	2						2	1	2
9-C-1-22	Exit Air Brake	1.8	1.8	3.24		200	32.4		1						1	1
9-D-1-23	Washing	5.2	3.6	18.72		200	187.2	2						2	2	2

SUNTEC	4 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
9-C-1-24	Exit Air Brake	5.2	1.7	8.84		200	88.4		1						1	1
9-C-1-25	Clean Walkway in Area C			0
9-C-1-26	Temporary Storage of Inner Packing Materials	10	1.9	19		200	190	2	1					2	3	3
9-E-1-27	Aluminum-Plastic Packing	10	6	60		300	900			8	4			5	12	12
9-C-1-28	Labeling, Light Testing	8	6	48		300	720			5	3			5	8	8
9-C-1-29	Exit Air Brake	1.75	1.7	2.975		200	29.75		1						1	1
9-B-1-30	People Air Brake	2	1.9	3.8		200	38		1					1	1	1
9-B-1-31	Storage	1.9	1.9	3.61		200	36.1		1						1	1
9-B-1-32	Pre-Filling Syringe Filling	5.5	4.2	23.1		300	346.5			3	1			4	4	4
9-B-1-33	Material Air Brake	1.9	1.9	3.61		200	36.1		1						1	1
9-B-1-34	People Air Brake	1.9	1.9	3.61		200	36.1		1					1	1	1
9-B-1-35	Solution Dosing	4.2	3.9	16.38		300	245.7					1	1	3	2	2
9-B-1-36	Exit Air Brake	3.9	1.7	6.63		200	66.3		1						1	1
9-C-1-37	Exit Air Brake	3	1.7	5.1		200	51		1						1	1
9-C-1-38	Preparation of Buffering Solution	6	3	18		300	270			2	1			3	3	3

8-C-1-01	People Air Brake	1.8	1.8	3.24		200	32.4		1					1	1	1
8-C-1-02	Material Air Brake	3.6	1.9	6.84		200	68.4		1						1	1
8-C-1-03	Ultrafiltration	7.3	6.4	46.72		300	700.8					5	2	4	7	7
8-C-1-04	Material Air Brake	2.5	1.9	4.75		200	47.5		1						1	1
8-C-1-05	People Air Brake	2.1	1.9	3.99		200	39.9		1					1	1	1

SUNTEC	5 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
8-C-1-06	Purification	11.6	3.5	40.6		300	609					6	2	8	8	8
8-B-1-07	People Air Brake	2.5	2	5		200	50		1					1	1	1
8-B-1-08	Original Solution	3.7	3.6	13.32		300	199.8			1	1			4	2	2
8-B-1-09	Exit Air Brake	1.8	1.7	3.06		200	30.6		1						1	1
8-C-1-10	Exit Air Brake	1.8	1.7	3.06		200	30.6		1						1	1
8-D-1-11	Exit Walkway in Area D			0
8-D-1-12	Air Brake	2.6	2.4	6.24		200	62.4		1						1	1
8-E-1-13	Hygiene Instruments Cleaning	2.6	2	5.2		150	39	1							1	1
8-E-1-14	Hygiene Instruments Storage	2.6	2	5.2		150	39	1							1	1

7-B-1-01	People Air Brake	2.3	2	4.6		200	46		1					1	1	1
7-B-1-02	Material Air Brake	2.3	2	4.6		200	46		1						1	1
7-B-1-03	Seed Proliferation	17	4.3	73.1		300	1097					7	3	10	10	10
7-B-1-04	Exit Air Brake	3	2.1	6.3		200	63		1						1	1
7-C-1-05	Exit Air Brake	2.6	2.1	5.46		200	54.6		1						1	1

6-C-1-01	Material Air Brake	5.3	1.9	10.07		200	100.7		1						1	1
6-C-1-02	People Air Brake	5.3	1.9	10.07		200	100.7		1					1	1	1
6-C-1-03	Cell Culture Room			0		300	0					19	5	52	24	24
6-C-1-04	Cold Room	19	4.9	93.1		300	1397					12	4		16	16
6-C-1-05	Exit Air Brake	1.9	1.8	3.42		200	34.2

SUNTEC	6 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m

5-D-1-01	People Air Brake	3.5	1.9	6.65		200	66.5		1					1	1	1
5-D-1-02	Material Air Brake	3.5	1.9	6.65		200	66.5		1						1	1
5-C-1-03	People Air Brake	4.1	1.9	7.79		200	77.9		1					1	1	1
5-C-1-04	Material Air Brake	4.1	1.9	7.79		200	77.9		1						1	1
5-C-1-05	Clean Walkway in Area C			0
5-C-1-06	Storage after Sterilization	7.2	4.1	29.52		200	295.2	3	1					2	4	4
5-C-1-07	Sterilization	7.2	5.1	36.72		300	550.8			3	1			2	4	4
5-C-1-08	Storage	7.2	4.7	33.84		200	338.4	3	1					2	4	4
5-D-1-09	Washing	8	7.6	60.8		200	608			6	2			4	8	8
5-D-1-10	Material Purifying	2.6	2.5	6.5		200	65	1							1	1
5-D-1-11	Exit Air Brake	2.2	1.9	4.18		200	41.8		1						1	1
5-C-1-12	Buffering Solution Dosing室	7.2	5.3	38.16		300	572.4			4	2			6	6	6
5-C-1-13	Control Room	5.3	3.5	18.55		200	185.5			1	1			4	2	2
5-C-1-14	Preparation of Culture Medium	10.1	5.3	53.53		300	803			6	2			7	8	8

4-C-1-01	People Air Brake	2.4	1.8	4.32		200	43.2		1					1	1	1
4-C-1-02	Material Air Brake	3.4	1.9	6.46		200	64.6		1						1	1
4-C-1-03	Ultrafiltration	7.4	2.6	19.24		300	288.6					5	2	5	7	7
4-C-1-04	Material Air Brake	2.8	1.9	5.32		200	53.2		1						1	1
4-C-1-05	People Air Brake	2.4	2	4.8		200	48		1					1	1	1

SUNTEC	7 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
4-C-1-06	Purification	12	3.5	42		300	630			6	2			8	8	8
4-B-1-07	People Air Brake	2.4	1.9	4.56		200	45.6		1						1	1
4-B-1-08	Original Solution	3.7	3.5	12.95		300	194.3			1	1			4	2	2
4-B-1-09	Exit Air Brake	1.8	1.7	3.06		200	30.6		1						1	1
4-C-1-10	Exit Air Brake	1.8	1.8	3.24		200	32.4		1						1	1
4-D-1-11	Walkway in Area D			0
4-D-1-12	Air Brake	2.4	2.4	5.76		200	57.6		1						1	1
4-E-1-13	Hygiene Instruments Cleaning	2.4	1.9	4.56		150	34.2	1							1	1
4-E-1-14	Hygiene Instruments Storage	2.4	1.9	4.56		150	34.2	1							1	1

3-B-1-01	People Air Brake	2.1	2	4.2		200	42		1						1	1
3-B-1-02	Material Air Brake	2.5	2	5		200	50		1						1	1
3-B-1-03	Seed Proliferation	17	4.7	79.9		300	1199					7	3	10	10	10
3-B-1-04	Exit Air Brake	2.8	1.7	4.76		200	47.6		1						1	1
3-B-1-05	Exit Air Brake	2.7	1.7	4.59		200	45.9		1						1	1

2-C-1-01	Material Air Brake	5.4	1.9	10.26		200	102.6		1						1	1
2-C-1-02	People Air Brake	5.4	2.2	11.88		200	118.8		1					1	1	1
2-C-1-03	Cell Culture Room			0		300	0					19	5	48
2-C-1-04	Cold Room	19	4.9	93.1		300	1397					12	4		16	14

SUNTEC	8 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
1-D-1-01	People Air Brake	3.5	1.9	6.65		200	66.5		1					1	1	1
1-D-1-02	Material Air Brake	3.5	2.3	8.05		200	80.5		1						1	1
1-C-1-03	People Air Brake	3.5	1.9	6.65		200	66.5		1					1	1	1
1-C-1-04	Material Air Brake	3.5	2.3	8.05		200	80.5		1						1	1
1-C-1-05	Clean Walkway in Area C
1-C-1-06	Storage after Sterilization	6.8	3.8	25.84		200	258.4	3	1					2	4	4
1-C-1-07	Sterilization	6.8	4.3	29.24		300	438.6			3	1			2	4	4
1-C-1-08	Storage	6.8	4.8	32.64		200	326.4	3	1					2	4	4
1-D-1-09	Washing	8	6.8	54.4		200	544			6	2			4	8	8
1-E-1-10	Material Purifying	2.5	2.4	6		200	60	1							1	1
1-C-1-11	Exit Air Brake	2.5	1.9	4.75		200	47.5		1						1	1
1-C-1-12	Preparation of Buffering Solution	6.2	5.4	33.48		300	502.2			4	2			6	6	6
1-C-1-13	Control Room	5.4	3.2	17.28		200	172.8			1	1			4	2	2
1-C-1-14	Preparation of Culture Medium	11	5.3	58.3		300	874.5			6	2			7	8	8

	2nd Floor
12-F-2-01	Pilot Production in Preservation	18.6	16.5	306.9		300	4604			33	9				42	42
12-F-2-03	Pilot Production in Preservation	18.6	16.5	306.9		300	4604			33	9				42	42
12-F-2-04	Instrument Room	6	3.6	21.6		200	216	3	1					3	4	4
12-F-2-05	Instrument Room	7.1	3.6	25.56		200	255.6	3	1					4	4	4
12-F-2-06	Instrument Room	5.3	3.6	19.08		200	190.8	3	1					3	4	4

SUNTEC	9 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
12-F-2-07	Process Technology Room	10.2	10	102		200	1020			12	4			11	25	16
12-F-2-08	Process Technology Room	8.3	4	33.2		200	332	6	2					6	8	8
12-F-2-09	Process Technology Room	8.3	5.8	48.14		200	481.4	10	2					6	12	12
12-F-2-11	Anteroom for Washroom									3					3	3
12-F-2-12	Anteroom for Washroom									3					3	3
12-F-2-13	Clean Walkway														35	54
12-F-2-14	Drinking Room	4.8	2.4	11.52		200	115.2	2							1	2

14-F-2-01	Changing Clothes	5	2.4	12		200	120	2						1	1	2
14-F-2-02	Changing Clothes	5	2.4	12		200	120	2						1	1	2
14-F-2-03	Process Technology Room	6.8	2.4	16.32		200	163.2			3				6	3	3
14-F-2-04	Samples Keeping Room of Raw & Supplementary Materials	6.8	3.5	23.8		300	357					3		4	3	3
14-F-2-05	Balance Room	5.15	4.85	24.9775		200	249.8			3	1			3	4	4
14-F-2-06	Reagent Room	4.8	4.2	20.16		200	201.6			3	1			3	4	4
14-F-2-07	Samples Keeping Room of Products	6.8	5	34
14-F-2-08	Clean Walkway															20
14-F-2-09	Laboratory	10.2	7.4	75.48		300	1132					8	4	8	12	12
14-F-2-10	Protein Analysis Room	10.2	7.2	73.44		300	1102					8	4	5	12	12
14-F-2-11	Storage Room	4.5	6.5	29.25		200	292.5	4						3	4	4
14-F-2-12	Gas Chromatography Room	4.5	3.6	16.2		200	162	2						3	2	2
14-F-2-13	Physic and Chemistry Analysis Room	10.2	7.55	77.01		300	1155			8	4			6	12	12

SUNTEC	10 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
14-F-2-14	Activity Analysis Room	10.2	7.2	73.44		300	1102			8	4			6	12	12
14-F-2-15	Preparation Room	10.2	3.4	34.68		200	346.8			2	2			2	5	4
14-F-2-16	Sterilization	7.75	4.1	31.775		300	476.6			4	2			5	6	6
14-F-2-17	Rinse	7.75	6	46.5		300	697.5			6	3			4	9	9
14-B-2-18	Clean-room for Sterile Examination	6	4	24		300	360			3	1			5	4	4
14-C-2-19	Walkway							2	2						3	4
14-C-2-20	Material Air Brake	2.55	2	5.1		200	51		1						1	1
14-D-2-21	Material Air Brake	2.4	2	4.8		200	48		1						1	1
14-C-2-22	People Air Brake	2.3	2	4.6		200	46		1					1	1	1
14-D-2-23	People Air Brake	2.28	2	4.56		200	45.6		1					1	1	1
14-F-2-24	Culture Room	6	5.2	31.2		300	468			4	2			6	6	6
14-F-2-25	Activity Detection Room	10	3.6	36		300	540					3	2	4	5	5
14-C-2-26	Instrument Storage	4.1	3.2	13.12		200	131.2	2						2	1	1
14-C-2-27	Clean-room for Microbial Limit Testing	4	3.75	15		300	225			3	1			4	2	4
14-C-2-28	Enter Air Brake	2.1	1.7	3.57		200	35.7		1						1	1
14-B-2-29	Enter Air Brake	1.85	1.7	3.145		200	31.45		1						1	1
14-B-2-30	Exit Air Brake	1.85	1.8	3.33		200	33.3		1						1	1
14-C-2-31	Exit Air Brake	2	1.9	3.8		200	38		1						1	1
14-D-2-32	Exit Air Brake	1.8	1.8	3.24		200	32.4		1						1	1

13-F-2-01	Air Conditioning Machine Room														86	86

SUNTEC	11 /12	2009-3-5

Parameter List of Major Rooms

Date:	2009-3-5	Project Name: Production Workshop of Sunshine
by:	Wei Xiangjun	Doc. No.: P558

No.	Room Name	Length	Width	Area	Height			2X28	2X28E	3X28	3X28E	4X28	4X28E	Socket	Original Qty of Lamps & lanterns	Current Qty of Lamps & lanterns
						Lux	W
		A	B	m2	m
13-F-2-02	Maintenance Room	9.7	7.1	68.87				9						9	9	9
13-F-2-03	Distribution Room	9.7	7.1	68.87				12						4	9	12
13-F-2-04	Relay	0	0	0				6	2						8	8

Note: The table lists electric parameters of major rooms (illuminance, quantity of lamps and lanterns, and quantity of sockets), mainly according to requirements for clean-rooms and relevant provisions. The construction drawings have been through an in-depth secondary design on the basis of the drawings from design institute.

								240	130	222	85	119	43	457	897	941

SUNTEC	12 /12	2009-3-5